UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-2958

T. Rowe Price International Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2009

Item 1: Report to Shareholders

Emerging Markets Bond Fund	December 31, 2009

The views and opinions in this report were current as of December 31, 2009. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

REPORTS ON THE WEB

Sign up for our E-mail Program, and you can begin to receive updated fund reports and prospectuses online rather than through the mail. Log in to your account at troweprice.com for more information.

Manager’s Letter

Fellow Shareholders

The global economy began to stabilize early in 2009 and showed signs of gradual improvement for the remainder of the year. Non-U.S. bonds were strong throughout most of the year, before pausing for a breath in the closing months as the markets awaited signs that the global recovery was sustainable. The dollar weakened versus other major currencies for much of the year, before staging a strong rally in December. The International Bond Fund posted solid returns for the 6- and 12-month periods ended December 31, 2009, outpacing the Barclays Capital Global Aggregate Ex-U.S. Dollar Bond Index and performing in line with its Lipper peer group. The Emerging Markets Bond Fund recorded double-digit gains over both periods and outperformed the JPMorgan Emerging Markets Bond Index Global and its Lipper peer group average.

MARKET ENVIRONMENT

In the U.S., most bond sectors produced strong returns in 2009 as credit-sensitive sectors that had been pummeled in the closing months of 2008 rebounded sharply. High yield bonds recorded the best year in the history of the asset class, while asset-backed securities also rose sharply. Investment-grade corporate bonds posted more modest gains. U.S. Treasuries, which performed best during the flight to quality in 2008, declined as longer-term interest rates rebounded amid signs of an economic recovery and heavy new issuance.

Outside the U.S., major market bond returns were driven largely by coupon income and the appreciation of other major currencies against the dollar. After starting the year on a weak note, non-U.S. developed market bonds performed very well in the second and third quarters of 2009 before giving back some of the gains at the end of the year. European government debt posted good gains in the second and third quarters, led by non-core peripheral markets, and outpaced comparable U.S. Treasuries for the year. Euro zone debt was marginally negative for the fourth quarter, with Greece among the weaker performers, but still outperformed U.S. Treasuries. Non-U.S. corporate bonds benefited from increased risk appetite, attractive valuations, improved liquidity, and signs of global economic recovery and outpaced government debt throughout the year. Despite signs of optimism in the third quarter, the Japanese economy continued to struggle for much of the year. Price appreciation was limited in Japanese bond markets, and performance was driven by coupon income.

Emerging markets debt rose sharply in 2009 as the global economy stabilized and risk appetite returned to the markets. Emerging economies entered the global recession in a better position than many developed countries because their financial systems were less exposed to the complexities that initiated the downfall. Increased International Monetary Fund (IMF) commitments provided valuable support to many developing economies and greatly reduced the default risk for sovereign issues. Commodity pricing, which remains a key element of many emerging economies, was strong. Corporate debt outpaced sovereign debt, and the new issue market for both segments was brisk.

INTERNATIONAL BOND FUND

For the six-month period ended December 31, 2009, the International Bond Fund gained 6.36% versus a 6.18% return for the Barclays Capital Global Aggregate Ex-U.S. Dollar Bond Index and 7.57% for its Lipper peer group average of similarly managed funds. For the 12-month period, the fund recorded an 8.38% return versus 7.53% for the Barclays index and 10.84% for the Lipper average. (Returns for the fund’s Advisor Class shares differ slightly due to its different fee structure.) Our exposure to sub-investment-grade bonds and positive sector and security selection were the largest contributors to the fund’s performance versus the Barclays benchmark for the year. Currency positioning also benefited the fund’s relative performance substantially, while country selection and duration exposure (a measure of the portfolio’s sensitivity to interest rate changes) made a more modest contribution.

The fund’s small allocation to sub-investment-grade debt was a major contributor to fund performance, driven by an out-of-benchmark allocation to U.S. dollar-denominated emerging market corporate bonds. A small position in U.S. dollar-denominated emerging market government bonds in Indonesia was also positive. An allocation to investment-grade emerging market government debt in Russia and Brazil benefited returns amid increased risk appetite, attractive yields, and the lackluster performance of comparable U.S. Treasury debt. Local currency Brazilian government bonds performed well early in the first half of the year amid expectations for interest rate reductions but flattened in the second half as the rate-cutting cycle showed signs of nearing an end. We continue to see value in non-benchmark allocations to investment-grade and sub-investment-grade debt issued by emerging market countries. We favor U.S. dollar-denominated emerging market government bonds and also see local Brazilian government bonds as attractively valued. We initiated a small position in European high yield debt and increased it marginally as the year progressed.

Sector and security selection was also one of the strongest contributors to fund performance for the period. Despite modestly negative performance early in the period, we increased our position in European investment-grade corporate bonds, which benefited fund performance substantially over the second and third quarters before moderating in the fourth quarter. An underweight exposure to European agency and mortgage-backed debt detracted as these sectors performed well. We continue to favor European investment-grade corporate bonds. Strong demand, increased liquidity, and new issuance are driving this asset class, along with expectations that corporate profitability will improve as the economy recovers.

The fund’s active currency selection contributed strongly to results for the year, particularly from overweight positions in certain undervalued southeast Asian currencies such as the Indian rupee and South Korean won. A focus on Nordic currencies, particularly the Norwegian krone and Swedish krona, versus the euro also added value. In the first half of the year, underweight exposure to the Singapore dollar, Thai baht, and Taiwan dollar detracted from returns relative to the benchmark as risk appetite returned to the markets. Within Asia, we continue to favor undervalued currencies and expect them to benefit nicely as the global economy recovers. In Europe, we positioned the fund to benefit from ongoing weakness in the euro against some peripheral currencies, including the Norwegian krone and the sterling.

Overall, country selection and duration positioning were modestly positive for the year. The net effect of various duration positions in Europe and Japan was neutral. We continue to favor European government bonds versus U.K. government bonds as budget concerns and potential oversupply pressure the U.K. market. An overweight position in local currency Mexican government bonds helped returns as the global economy slowed and as the Mexican central bank cut interest rates. However, an overweight in Hungary earlier in the year detracted from returns.

EMERGING MARKETS BOND FUND

The Emerging Markets Bond Fund recorded a six-month return of 14.63% compared with 11.89% for the JPMorgan Emerging Markets Bond Index Global and 13.61% for its Lipper peer group average. For the full year, the fund returned 34.93% versus 28.18% for the JPMorgan index and 32.49% for the Lipper average. The fund’s outperformance relative to the JPMorgan benchmark was driven by non-benchmark exposure to corporate bonds and quasi-sovereign securities. (Quasi-sovereign debt is issued by a corporation and backed by the respective government, offering the higher yields of corporate debt with the added benefit of government support.) Our allocation to frontier market debt also boosted returns, having rebounded strongly from a weak showing in 2008.

The Middle East and Africa region continues to be a focus for the fund, with a significant allocation to Iraq. We expect Iraq will continue to benefit from its vast oil resources, modest debt burden, and improving security within its borders. We also have meaningful positions in frontier African markets such as Ghana, Nigeria, and Gabon. Most of the countries in this region are rich in terms of resource wealth and performed well alongside rising commodity prices. Prospects for the Ghanaian economy improved markedly following announcements that the country would receive financial support from the World Bank and the IMF. The availability of multilateral funds has acted as a safety net for a large number of governments and effectively increased the appeal of the emerging market debt asset class.

We also have a large overweight allocation to the Eastern European region, mainly due to our positions in Serbia and Kazakhstan. Declining financial leverage, improving liquidity, and increasing political, governmental, and regulatory stability have led to strong performance for our Kazakh bank holdings, including Halyk Savings Bank and CenterCredit International. The Kazakh banking crisis was much more severe than the one that plagued global markets, and our stringent fundamental research in the region led our portfolios to substantial gains within the healthiest banks of the region. We also added to this region during the quarter through participation in new debt issuance from Croatia and Lithuania. We increased our exposure to Russia during the year, largely through the acquisition of Russian quasi-sovereign and corporate debt. Oil-related corporations in Russia, such as Gazprom and Lukoil performed particularly well as oil prices rose through much of the year. (Please refer to the portfolio of investments for a complete listing of fund holdings and the amount that each represents in the portfolio.)

Among other regions, we maintained a significant underweight in Asia versus the benchmark. As many of the region’s larger economies have risen to prominence, we favored smaller markets with more attractive long-term performance potential. We also have underweight allocations to some Latin American markets, such as Mexico and Colombia. We favor Brazil and corporate issuers throughout the region.

OUTLOOK

In the U.S., policymakers will have to chart a careful course when the time comes to withdraw liquidity from the system. Acting too soon could stifle the recovery and drive the economy back into recession, while late action could lead to higher inflation, increased interest rates, and further pressure on the dollar. The Federal Reserve has signaled that it will hold short-term interest rates low for an extended period, with an increase not expected until mid-2010 at the earliest. Markets will be challenged to absorb the increased supply of Treasuries resulting from new issuance, reduced government purchases, and eventual Federal Reserve efforts to unwind its balance sheet.

The European economy has shown broad improvement but continues to lag U.S. growth. Weak labor markets and anemic domestic consumption could impede recovery but are likely to keep core inflation low. The European Central Bank may raise interest rates earlier than the Fed, although Fed rate hikes could ultimately outpace the euro zone. European government debt is likely to outperform comparable U.S. Treasuries, and we still see value in European investment-grade corporate bonds. Optimism about the Japanese recovery has waned. The Bank of Japan has little room to lower rates, but its new expansive policy stance could allow it to inject liquidity or maintain current rates.

Among emerging markets, near-term growth should be modest in comparison with 2009 and is likely to vary between countries and regions as the global economy recovers. We expect some short-term volatility as economies deal with the gradual removal of government support and markets attempt to absorb an increased supply of corporate and sovereign debt after a traditional year-end lull in new issuance. Quasi-sovereign and corporate debt should continue to outperform, particularly among homebuilders, retailers, and utilities. Long-term fundamentals for emerging markets bonds remain positive as the global economy grows, domestic wealth increases, and capital markets mature.

The U.S. dollar appears historically cheap against some major currencies, with room to appreciate. Over the near term, we expect it to gain value versus the Japanese yen, with a more modest increase versus the euro. Although the dollar appears undervalued against some major currencies, it appears overvalued versus select emerging market currencies. With improving economic outlooks, a number of Asian currencies seemed poised to strengthen against the dollar. With the global easing cycle most likely over and the possibility of coming rate increases, global opportunities could depend more on currency movements than interest rates.

In an environment of near-term uncertainty, sector and security selection is likely to play a critical role in generating attractive risk-adjusted returns. Relying on a disciplined investment process, global research platform, and the combined expertise of stock and bond analysts throughout the firm, we are focused on identifying the most appropriate long-term opportunities for our shareholders.

Respectfully submitted,

Ian Kelson
President of the International Fixed Income Division and chairman of the
International Bond Fund’s Investment Advisory Committee

Michael Conelius
Chairman of the Investment Advisory Committee for the
Emerging Markets Bond Fund.

January 27, 2010

The committee chairmen have day-to-day responsibility for the portfolios and work with committee members in developing and executing the funds’ investment programs.

RISKS OF INTERNATIONAL BOND INVESTING

Funds that invest overseas generally carry more risk than funds that invest strictly in U.S. assets, including unpredictable changes in currency values. Investments in emerging markets are subject to abrupt and severe price declines, and should be regarded as speculative. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Some countries also have legacies of hyperinflation, currency devaluations, and governmental interference in markets.

International investments are subject to currency risk, a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency. The overall impact on a fund’s holdings can be significant and long-lasting depending on the currencies represented in the portfolio, how each one appreciates or depreciates in relation to the U.S. dollar, and whether currency positions are hedged. Further, exchange rate movements are unpredictable and it is not possible to effectively hedge the currency risks of many developing countries.

Bonds are also subject to interest rate risk, the decline in bond prices that usually accompanies a rise in interest rates, and credit risk, the chance that any fund holding could have its credit rating downgraded or that a bond issuer will default (fail to make timely payments of interest or principal), potentially reducing the fund’s income level and share price.

GLOSSARY

30-day SEC yield: The 30-day SEC yield represents net investment income earned by a fund over a 30-day period, expressed as an annual percentage rate based on the fund’s share price at the end of the 30-day period.

Average maturity: For a bond fund, this is the weighted average of the stated maturity dates of the portfolio’s securities. In general, the longer the average maturity, the greater the fund’s sensitivity to interest rate changes, which can mean greater price fluctuation. A shorter average maturity usually means less interest rate sensitivity and, consequently, a less volatile portfolio.

Barclays Capital Global Aggregate Ex-U.S. Dollar Bond Index: An index that tracks an international basket of bonds that contained 65.8% government, 12.4% corporate, 13.5% agency, and 8.3% mortgage-related bonds as of December 31, 2008.

Basis point: One one-hundredth of one percentage point, or 0.01%.

Duration: A measure of a bond or bond fund’s sensitivity to changes in interest rates. For example, a fund with a duration of six years would fall about 6% in response to a one-percentage-point rise in rates, and vice versa.

Hedged: The buying and selling of forward exchange contracts to lock in a currency’s value. In an unhedged position, no steps are taken to protect against currency fluctuations.

JPMorgan Emerging Markets Bond Index Global: Tracks U.S. dollar government bonds of 38 foreign countries as of December 31, 2008.

Lipper average: The average of available mutual fund performance returns in defined categories as tracked by Lipper Inc.

Yield curve: A graphic depiction of the relationship between yields and maturity dates for a set of similar securities, such as Treasuries or municipal securities. Securities with longer maturities usually have a higher yield. If short-term securities offer a higher yield, then the curve is said to be “inverted.” If short- and long-term bonds are offering equivalent yields, then the curve is said to be “flat.”

Portfolio Highlights

PRICE AND YIELD

Periods Ended	6/30/09	12/31/09
International Bond Fund		
Price Per Share	$9.41	$9.87
Dividends Per Share		
For 6 months	0.13	0.14
For 12 months	0.31	0.27
30-Day Dividend Yield*	2.98%	2.68%
30-Day SEC Yield	2.73	2.15
International Bond Fund–Advisor Class		
Price Per Share	$9.39	$9.85
Dividends Per Share		
For 6 months	0.12	0.12
For 12 months	0.28	0.24
30-Day Dividend Yield*	2.66%	2.39%
30-Day SEC Yield	2.41	1.85
Emerging Markets Bond Fund		
Price Per Share	$11.36	$12.54
Dividends Per Share		
For 6 months	0.49	0.46
For 12 months	0.99	0.96
30-Day Dividend Yield*	8.99%	6.83%
30-Day SEC Yield	8.93	6.21

12-month dividends may not equal the combined six-month figures due to rounding.

*Dividends earned for the last 30 days of the period indicated are annualized and divided by the funds' net asset value at the end of the period.

Yields will vary and are not guaranteed.

Performance and Expenses

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns had been earned at a constant rate.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns had been earned at a constant rate.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the International Bond Fund has two share classes: The original share class (“investor class”) charges no distribution and service (12b-1) fee, and the Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Financial Highlights

For a share outstanding throughout each period

	Year Ended 12/31/09‡	12/31/08‡	12/31/07‡	12/31/06‡	12/31/05‡
NET ASSET VALUE					
Beginning of period	$ 10.11	$ 13.46	$ 13.84	$ 13.60	$ 13.26
Investment activities					
Net investment income	0.93	1.02	1.01	0.98	1.09
Net realized and unrealized gain (loss)	2.46	(3.26)	(0.23)	0.51	1.11
Total from investment activities	3.39	(2.24)	0.78	1.49	2.20
Distributions					
Net investment income	(0.67)	(1.04)	(1.00)	(0.98)	(0.97)
Net realized gain	–	(0.07)	(0.16)	(0.27)	(0.89)
Tax return of capital	(0.29)	–	–	–	–
Total distributions	(0.96)	(1.11)	(1.16)	(1.25)	(1.86)
NET ASSET VALUE					
End of period	**$ 12.54**	**$ 10.11**	**$ 13.46**	**$ 13.84**	**$ 13.60**
Ratios/Supplemental Data					
Total return(1)	**34.93%**	**(17.71)%**	**5.81%**	**11.43%**	**17.26%**
Ratio of total expenses to average net assets	0.97%	0.98%	0.96%	0.98%	1.03%
Ratio of net investment income to average net assets	7.95%	8.33%	7.39%	7.21%	7.95%
Portfolio turnover rate	37.0%	57.1%	63.4%	57.4%	50.5%
Net assets, end of period (in millions)	$ 1,833	$ 544	$ 697	$ 618	$ 475

‡ Per share amounts calculated using average shares outstanding method.

(1) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions and payment of no redemption or account fees.

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments ‡

(Cost and value in $000s)

	Par/Shares	Value
ANGOLA 0.3%		
Corporate Bonds 0.3%		
Standard Bank, CLN (Angolan Ministry of Finance) FRN, 3.774%, 11/15/12 (USD)	6,800,000	5,827
Total Angola (Cost $6,774)		5,827
ARGENTINA 2.7%		
Corporate Bonds 0.6%		
Arcos Dorados, 7.50%, 10/1/19 (USD) (1)	11,110,000	11,069
		11,069
Government Bonds 2.1%		
City of Buenos Aires, FRN, 7.875%, 4/11/11 (USD)	4,213,439	4,129
Republic of Argentina, 2.00%, 9/30/14	32,635,000	10,571
Republic of Argentina, 7.00%, 10/3/15 (USD)	27,439,857	23,033
		37,733
Total Argentina (Cost $40,917)		48,802
AUSTRIA 0.2%		
Corporate Bonds 0.2%		
Sappi Papier Holding, 6.75%, 6/15/12 (USD) (1)	3,145,000	2,937
Total Austria (Cost $2,954)		2,937
BRAZIL 15.8%		
Corporate Bonds 3.9%		
Banco do Brasil, 8.50%, 10/29/49 (USD) (1)	3,900,000	4,153
Banco Nacional de Desenvolvimento, 6.369%, 6/16/18 (USD)	8,140,000	8,761
Banco Nacional de Desenvolvimento, 6.50%, 6/10/19 (USD)	5,000,000	5,400
BR Malls International Finance, 9.75%, 11/29/49 (USD)	5,700,000	5,728
Embraer, 6.375%, 1/15/20 (USD)	3,500,000	3,517
Fibria, 9.25%, 10/30/19 (USD) (1)	5,160,000	5,818

JBS, 10.50%, 8/4/16 (USD)	2,500,000	2,669
Odebrecht Finance, 7.00%, 4/21/20 (USD) (1)	4,500,000	4,573
Petrobras International Finance, 7.875%, 3/15/19 (USD)	4,006,000	4,642
TAM Capital, 7.375%, 4/25/17 (USD)	7,930,000	7,058
TAM Capital 2, 9.50%, 1/29/20 (USD) (1)	1,000,000	948
Telemar Norte Leste, 9.50%, 4/23/19 (USD)	6,800,000	8,160
Usiminas Commercial, 7.25%, 1/18/18 (USD)	2,800,000	2,982
Vale Overseas Limited, 6.875%, 11/21/36 (USD)	3,705,000	3,760
Vale Overseas Limited, 6.875%, 11/10/39 (USD)	2,500,000	2,547
		70,716
Government Bonds 11.9%		
Brazil Notas do Tesouro Nacional, 10.00%, 1/1/12	55,780,000	30,980
Brazil Notas do Tesouro Nacional, 10.00%, 1/1/14	57,061,000	29,933
Brazil Notas do Tesouro Nacional, Inflation-Indexed 6.00%, 5/15/15	4,560,000	4,747
Republic of Brazil, 5.625%, 1/7/41 (USD)	14,250,000	13,431
Republic of Brazil, 5.875%, 1/15/19 (USD)	10,000,000	10,650
Republic of Brazil, 6.00%, 1/17/17 (USD)	350,000	378
Republic of Brazil, 7.125%, 1/20/37 (USD)	46,462,000	53,315
Republic of Brazil, 7.875%, 3/7/15 (USD)	3,000,000	3,502
Republic of Brazil, 8.00%, 1/15/18 (USD)	4,722,222	5,395
Republic of Brazil, 8.25%, 1/20/34 (USD)	14,750,000	18,843
Republic of Brazil, 8.75%, 2/4/25 (USD)	7,475,000	9,680
Republic of Brazil, 8.875%, 10/14/19 (USD)	450,000	578
Republic of Brazil, 10.125%, 5/15/27 (USD)	2,290,000	3,372
Republic of Brazil, 11.00%, 8/17/40 (USD)	25,150,000	33,550
		218,354
Total Brazil (Cost $267,200)		289,070

Republic of Colombia, 7.375%, 9/18/37 (USD)	8,300,000	9,078
		12,051
Total Colombia (Cost $20,984)		21,658
CONGO 0.0%		
Government Bonds 0.0%		
Republic of Congo, FRN, 3.00%, 6/30/29 (USD)	475,000	235
Total Congo (Cost $195)		235
CROATIA 0.2%		
Government Bonds 0.2%		
Republic of Croatia, 6.75%, 11/5/19 (USD) (1)	3,850,000	4,148
Total Croatia (Cost $3,780)		4,148
EL SALVADOR 0.1%		
Government Bonds 0.1%		
Republic of El Salvador, 7.65%, 6/15/35 (USD)	1,000,000	990
Republic of El Salvador, 7.75%, 1/24/23 (USD)	700,000	747
Total El Salvador (Cost $1,416)		1,737
GABON 0.8%		
Government Bonds 0.8%		
Republic of Gabon, 8.20%, 12/12/17 (USD)	13,175,000	13,867
Total Gabon (Cost $11,990)		13,867
GERMANY 0.4%		
Corporate Bonds 0.4%		
KfW, 7.375%, 1/27/10 (NGN)	330,000,000	2,200

IVORY COAST 0.3%		
Government Bonds 0.3%		
Republic of Cote D'Ivoire, FRN, 2.90%, 3/29/18 (FRF) (7)(8)	12,350,000	1,430
Republic of Cote D'Ivoire, FRN, 5.00%, 3/31/18 (USD) (8)	9,433,000	5,000
Total Ivory Coast (Cost $3,491)		6,430
JAMAICA 2.0%		
Corporate Bonds 0.9%		
Air Jamaica Limited, 9.375%, 7/8/15 (USD)	1,945,714	1,698
Clarendon Alumina Production, 8.50%, 11/16/21 (USD)	2,700,000	2,039
Digicel, 8.875%, 1/15/15 (USD)(1)	6,150,000	5,996
Digicel, 8.875%, 1/15/15 (USD)	1,145,000	1,116
Digicel, 12.00%, 4/1/14 (USD)	2,750,000	3,066
Digicel, PIK, 9.125%, 1/15/15 (USD)	1,600,000	1,580
Digicel Limited, 12.00%, 4/1/14 (USD) (1)	1,000,000	1,115
		16,610
Government Bonds 1.1%		
Government of Jamaica, 8.00%, 6/24/19 (USD)	4,637,000	3,733
Government of Jamaica, 8.00%, 3/15/39 (USD)	1,500,000	1,042
Government of Jamaica, 9.00%, 6/2/15 (USD)	6,460,000	5,879
Government of Jamaica, 10.625%, 6/20/17 (USD)	9,085,000	8,631
		19,285
Total Jamaica (Cost $36,917)		35,895
KAZAKHSTAN 3.9%		
Corporate Bonds 3.9%		
CenterCredit International, 8.625%, 1/30/14 (USD)	8,357,000	7,835
HSBK Europe, 7.25%, 5/3/17 (USD)	1,900,000	1,719

LITHUANIA 1.2%		
Government Bonds 1.2%		
Republic of Lithuania, 6.75%, 1/15/15 (USD)	18,425,000	18,886
Republic of Lithuania, 6.75%, 1/15/15 (USD) (1)	3,650,000	3,741
Total Lithuania (Cost $22,231)		22,627
LUXEMBOURG 0.1%		
Corporate Bonds 0.1%		
Millicom International Cellular, STEP, 10.00%, 12/1/13 (USD)	1,605,000	1,669
Total Luxembourg (Cost $1,578)		1,669
MALAYSIA 0.0%		
Government Bonds 0.0%		
Sarawak International, 5.50%, 8/3/15 (USD)	730,000	750
Total Malaysia (Cost $629)		750
MEXICO 9.0%		
Corporate Bonds 3.9%		
America Movil, 8.46%, 12/18/36	29,400,000	1,840
Cablemas, 9.375%, 11/15/15 (USD)	9,044,000	9,926
Controladora Mabe, 7.875%, 10/28/19 (USD) (1)	13,830,000	13,934
Corporacion Geo, 8.875%, 9/25/14 (USD) (1)	3,000,000	3,113
Desarrolladora Homex, 7.50%, 9/28/15 (USD)	2,389,000	2,281
Desarrolladora Homex, 9.50%, 12/11/19 (USD) (1)	5,060,000	5,098
Grupo Petrotemex, 9.50%, 8/19/14 (USD) (1)	10,550,000	10,866
Grupo Televisa, 6.625%, 1/15/40 (USD) (1)	7,290,000	7,246
Pemex Project Funding Master Trust, 5.75%, 3/1/18 (USD)	1,000,000	1,005
Petroleos Mexicanos, 4.875%, 3/15/15 (USD) (1)	2,500,000	2,500

Republic of Peru, 8.75%, 11/21/33 (USD)	3,400,000	4,429
		46,396
Total Peru (Cost $50,751)		56,152
PHILIPPINES 1.9%		
Corporate Bonds 0.6%		
National Power, 6.875%, 11/2/16 (USD) (1)	3,000,000	3,180
National Power, 9.625%, 5/15/28 (USD)	2,100,000	2,562
National Power, FRN, 4.517%, 8/23/11 (USD)	5,450,000	5,695
		11,437
Government Bonds 1.3%		
Republic of Philippines, 6.375%, 1/15/32 (USD)	9,830,000	9,720
Republic of Philippines, 6.375%, 10/23/34 (USD)	7,189,000	7,099
Republic of Philippines, 7.75%, 1/14/31 (USD)	3,000,000	3,420
Republic of Philippines, 8.375%, 6/17/19 (USD)	3,000,000	3,668
		23,907
Total Philippines (Cost $34,051)		35,344
QATAR 0.2%		
Corporate Bonds 0.2%		
Commercial Bank of Qatar, 7.50%, 11/18/19 (USD) (1)	2,750,000	2,702
Qtel International Finance, 6.50%, 6/10/14 (USD) (1)	990,000	1,076
Total Qatar (Cost $3,711)		3,778
RUSSIA 15.1%		
Corporate Bonds 5.6%		
Evraz Group, 8.875%, 4/24/13 (USD)	7,300,000	7,318
GAZ Capital, 7.288%, 8/16/37 (USD)	15,250,000	14,144

SOUTH AFRICA 0.3%		
Government Bonds 0.3%		
Republic of South Africa, 5.875%, 5/30/22 (USD)	2,500,000	2,569
Republic of South Africa, 6.875%, 5/27/19 (USD)	2,500,000	2,812
Total South Africa (Cost $4,878)		5,381
SRI LANKA 0.1%		
Government Bonds 0.1%		
Democratic Socialist Republic of Sri Lanka 7.40%, 1/22/15 (USD)	2,500,000	2,606
Total Sri Lanka (Cost $2,500)		2,606
SUPRANATIONAL 0.3%		
Corporate Bonds 0.3%		
Central American Bank, 5.375%, 9/24/14 (USD) (1)	5,650,000	5,845
Total Supranational (Cost $5,650)		5,845
TRINIDAD AND TOBAGO 0.7%		
Corporate Bonds 0.7%		
Petroleum Company of Trinidad & Tobago 9.75%, 8/14/19 (USD)	2,500,000	2,810
Petroleum Company of Trinidad & Tobago 9.75%, 8/14/19 (USD) (1)	8,600,000	9,664
Total Trinidad and Tobago (Cost $11,567)		12,474
TURKEY 4.7%		
Government Bonds 4.7%		
Republic of Turkey, 6.875%, 3/17/36 (USD)	16,550,000	16,943
Republic of Turkey, 7.00%, 3/11/19 (USD)	11,100,000	12,279

Republic of Turkey, 7.00%, 6/5/20 (USD)	8,928,000	9,854
Republic of Turkey, 7.50%, 11/7/19 (USD)	11,500,000	13,125
Republic of Turkey, 8.00%, 2/14/34 (USD)	28,538,000	33,283
Total Turkey (Cost $79,590)		85,484
UKRAINE 1.4%		
Corporate Bonds 0.2%		
MHP, 10.25%, 11/30/11 (USD)	3,700,000	3,370
		3,370
Government Bonds 1.2%		
Government of Ukraine, 6.385%, 6/26/12 (USD)	5,410,000	4,626
Government of Ukraine, 6.58%, 11/21/16 (USD)	2,914,000	2,240
Government of Ukraine, 6.875%, 3/4/11 (USD)	9,000,000	8,235
Government of Ukraine, 7.65%, 6/11/13 (USD)	8,675,000	7,417
		22,518
Total Ukraine (Cost $23,602)		25,888
UNITED ARAB EMIRATES 2.1%		
Corporate Bonds 2.1%		
Abu Dhabi National Energy, 6.25%, 9/16/19 (USD) (1)	750,000	735
Atlantic Finance, 8.75%, 5/27/14 (USD)(1)	7,850,000	8,077
DP World, 6.85%, 7/2/37 (USD)	200,000	152
DP World Sukuk, 6.25%, 7/2/17 (USD)	10,390,000	9,039
Dubai Holding Commercial Operations, 4.75%, 1/30/14 (EUR)	2,650,000	2,374
Dubai Holding Commercial Operations, 6.00%, 2/1/17 (GBP)	2,000,000	1,825
Dubai Holding Commercial Operations FRN, 0.656%, 2/1/12 (USD)	4,700,000	2,985
Mubadala Development, 7.625%, 5/6/19 (USD) (1)	4,080,000	4,416
Rakia Sukuk, FRN, 1.755%, 12/5/12 (USD)	900,000	810

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities

($000s, except shares and per share amounts)

Assets	
Investments in securities, at value (cost $1,694,391)	$ 1,810,256
Interest receivable	35,193
Receivable for shares sold	2,937
Foreign currency (cost $1,275)	1,256
Unrealized gain on forward currency exchange contracts	856
Cash	488
Receivable for investment securities sold	350
Swap premiums paid	41
Unrealized appreciation on swap agreements	1
Other assets	1,466
Total assets	1,852,844
Liabilities	
Payable for investment securities purchased	12,805
Payable for shares redeemed	2,698
Unrealized loss on forward currency exchange contracts	1,470
Investment management fees payable	1,147
Due to affiliates	116
Other liabilities	1,403
Total liabilities	19,639
NET ASSETS	$ 1,833,205
Net Assets Consist of:	
Overdistributed net investment income	$ (10,204)
Accumulated undistributed net realized loss	(60,366)
Net unrealized gain	115,396
Paid-in capital applicable to 146,168,052 shares of $0.01 par value capital stock outstanding; 4,500,000,000 shares of the Corporation authorized	1,788,379
NET ASSETS	$ 1,833,205
NET ASSET VALUE PER SHARE	$ 12.54

The accompanying notes are an integral part of these financial statements.

Statement of Operations

($000s)

	Year Ended 12/31/09
Investment Income (Loss)	
Income	
Interest	$ 94,289
Dividend	258
Other	846
Total income	95,393
Expenses	
Investment management	8,069
Shareholder servicing	1,607
Prospectus and shareholder reports	77
Custody and accounting	446
Registration	99
Legal and audit	32
Directors	9
Miscellaneous	20
Total expenses	10,359
Net investment income	85,034
Realized and Unrealized Gain (Loss)	
Net realized gain (loss)	
Securities	23
Swaps	(9,131)
Foreign currency transactions	(21,233)
Net realized loss	(30,341)
Change in net unrealized gain (loss)	
Securities	231,621
Swaps	8,026
Other assets and liabilities denominated in foreign currencies	(6,324)
Change in net unrealized gain	233,323
Net realized and unrealized gain	202,982
INCREASE IN NET ASSETS FROM OPERATIONS	$ 288,016

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets

($000s)

	Year Ended 12/31/09	12/31/08
Increase (Decrease) in Net Assets		
Operations		
Net investment income	$ 85,034	$ 56,153
Net realized loss	(30,341)	(52,417)
Change in net unrealized gain (loss)	233,323	(134,842)
Increase (decrease) in net assets from operations	288,016	(131,106)
Distributions to shareholders		
Net investment income	(60,900)	(57,218)
Net realized gain	–	(3,465)
Tax return of capital	(24,475)	–
Decrease in net assets from distributions	(85,375)	(60,683)
Capital share transactions*		
Shares sold	1,149,751	215,127
Distributions reinvested	78,492	51,886
Shares redeemed	(141,791)	(228,344)
Redemption fees received	157	270
Increase in net assets from capital share transactions	1,086,609	38,939
Net Assets		
Increase (decrease) during period	1,289,250	(152,850)
Beginning of period	543,955	696,805
End of period	**$ 1,833,205**	**$ 543,955**
Overdistributed net investment income	(10,204)	(2,775)
*Share information		
Shares sold	98,135	17,493
Distributions reinvested	6,730	4,312
Shares redeemed	(12,513)	(19,740)
Increase in shares outstanding	92,352	2,065

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS

T. Rowe Price International Funds, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). The Emerging Markets Bond Fund (the fund), a nondiversified, open-end management investment company, is one portfolio established by the corporation. The fund commenced operations on December 30, 1994. The fund seeks to provide high income and capital appreciation.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), which require the use of estimates made by fund management. Fund management believes that estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale of the securities. Further, fund management believes that no events have occurred between December 31, 2009, the date of this report, and February 25, 2010, the date of issuance of the financial statements, that require adjustment of, or disclosure in, the accompanying financial statements.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Inflation adjustments to the principal amount of inflation-indexed bonds are reflected as interest income. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared daily and paid monthly. Capital gain distributions, if any, are generally declared and paid by the fund, annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Credits The fund earns credits on temporarily uninvested cash balances held at the custodian, which reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits.

Redemption Fees A 2% fee is assessed on redemptions of fund shares held for 90 days or less to deter short-term trading and to protect the interests of long-term shareholders. Redemption fees are withheld from proceeds that shareholders receive from the sale or exchange of fund shares. The fees are paid to the fund and are recorded as an increase to paid-in capital. The fees may cause the redemption price per share to differ from the net asset value per share.

New Accounting Pronouncement On January 1, 2009, the fund adopted new accounting guidance that requires enhanced disclosures about derivative and hedging activities, including how such activities are accounted for and their effect on financial position, performance, and cash flows. Adoption of this guidance had no impact on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s investments are reported at fair value as defined under GAAP. The fund determines the values of its assets and liabilities and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business.

Valuation Methods Debt securities are generally traded in the over-the-counter (OTC) market. Securities with remaining maturities of one year or more at the time of acquisition are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with remaining maturities of less than one year at the time of acquisition generally use amortized cost in local currency to approximate fair value. However, if amortized cost is deemed not to reflect fair value or the fund holds a significant amount of such securities with remaining maturities of more than 60 days, the securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service.

Equity securities listed or regularly traded on a securities exchange or in the OTC market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation. Forward currency exchange contracts are valued using the prevailing forward exchange rate. Swaps are valued at prices furnished by independent swap dealers or by an independent pricing service.

Other investments, including restricted securities, and those financial instruments for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

Valuation Inputs Various inputs are used to determine the value of the fund’s financial instruments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities

Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds, and credit risk)

Level 3 – unobservable inputs

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund’s own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level. The following table summarizes the fund’s financial instruments, based on the inputs used to determine their values on December 31, 2009:

NOTE 3 - DERIVATIVE INSTRUMENTS

During the year ended December 31, 2009, the fund invested in derivative instruments. As defined by GAAP, a derivative is a financial instrument whose value is derived from an underlying security price, foreign exchange rate, interest rate, index of prices or rates, or other variable; it requires little or no initial investment and permits or requires net settlement. The fund invests in derivatives only if the expected risks and rewards are consistent with its investment objectives, policies, and overall risk profile, as described in its prospectus and Statement of Additional Information. The fund may use derivatives for a variety of purposes, such as seeking to hedge against declines in principal value, increase yield, invest in an asset with greater efficiency and at a lower cost than is possible through direct investment, or to adjust portfolio duration and credit exposure. The risks associated with the use of derivatives are different from, and potentially much greater than, the risks associated with investing directly in the instruments on which the derivatives are based. Investments in derivatives can magnify returns positively or negatively; however, the fund at all times maintains sufficient cash reserves, liquid assets, or other SEC-permitted asset types to cover the settlement obligations under its open derivative contracts. During the year ended December 31, 2009, the fund’s exposure to derivatives, based on underlying notional amounts, was generally between 4% and 27% of net assets.

The fund values its derivatives at fair value, as described below and in Note 2, and recognizes changes in fair value currently in its results of operations. Accordingly, the fund does not follow hedge accounting, even for derivatives employed as economic hedges.

The following table summarizes the fair value of the fund’s derivative instruments held as of December 31, 2009, and the related location on the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

Additionally, the amount of gains and losses on derivative instruments recognized in fund earnings during the year ended December 31, 2009, and the related location on the accompanying Statement of Operations is summarized in the following table by primary underlying risk exposure:

Forward Currency Exchange Contracts The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. Although the degree to which the fund invests in forward currency exchange contracts (forwards) will fluctuate over time, it primarily uses forwards to protect its non-U.S. dollar-denominated securities from adverse currency movements relative to the U.S. dollar. During the year ended December 31, 2009, the fund reduced its use of forward hedges in response to a reduction in its non-U.S. dollar-denominated bonds. A forward involves an obligation to purchase or sell a fixed amount of a specific currency on a future date at a price set at the time of the contract. Although certain forwards may be settled by exchanging only the net gain or loss on the contract, most forwards are settled with the exchange of the underlying currencies in accordance with the specified terms. Forwards are valued at the unrealized gain or loss on the contract, which reflects the net amount the fund either is entitled to receive or obligated to deliver, as measured by the difference between the forward exchange rates at the date of entry into the contract and the forward rates at the reporting date. Appreciated forwards are reflected as assets, and depreciated forwards are reflected as liabilities on the accompanying Statement of Assets and Liabilities. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the agreements; that anticipated currency movements will not occur, thereby reducing the fund’s total return; and the potential for losses in excess of the fund’s initial investment.

Credit Default Swaps The fund is subject to credit risk in the normal course of pursuing its investment objectives and uses swap contracts to help manage such risk. The fund may use swaps in an effort to manage exposure to changes in interest rates and credit quality, to adjust overall exposure to certain markets, to enhance total return or protect the value of portfolio securities, to serve as a cash management tool, and/or to adjust portfolio duration or credit exposure. Credit default swaps are agreements where one party (the protection buyer) agrees to make periodic payments to another party (the protection seller) in exchange for protection against specified credit events, such as certain defaults and bankruptcies related to an underlying credit instrument, index, or issuer thereof. Upon occurrence of a specified credit event, the protection seller is required to pay the buyer the difference between the notional amount of the swap and the value of the underlying credit, either in the form of a net cash settlement or by paying the gross notional amount and accepting delivery of the relevant underlying credit. Generally, the payment risk for the seller of protection is inversely related to the current market price of the underlying credit; therefore, the payment risk increases as the price of the relevant underlying credit declines due to market valuations of credit quality. As of December 31, 2009, the notional amount of protection sold by the fund totaled $1,000,000 (0.1% of net assets), which reflects the maximum potential amount the fund could be required to pay under such contracts. The value of a swap included in net assets is the unrealized gain or loss on the contract. Appreciated swaps are reflected as assets, and depreciated swaps are reflected as liabilities on the accompanying Statement of Assets and Liabilities. Net periodic receipts or payments required by swaps are accrued daily and are recorded as realized gain or loss for financial reporting purposes; fluctuations in the fair value of swaps are reflected in the change in net unrealized gain or loss and are reclassified to realized gain or loss upon termination prior to maturity or cash settlement. Risks related to the use of credit default swaps include the possible inability of the fund to accurately assess the current and future creditworthiness of underlying issuers, the possible failure of a counterparty to perform in accordance with the terms of the swap agreements, potential government regulation that could adversely affect the fund’s swap investments, and potential losses in excess of the fund’s initial investment.

Counterparty Risk and Collateral The fund has entered into collateral agreements with certain counterparties to mitigate counterparty risk associated with over-the-counter (OTC) derivatives, including swaps and forward currency exchange contracts. Subject to certain minimum exposure requirements (which range from $100,000 to $500,000), collateral generally is determined based on the net aggregate unrealized gain or loss on all OTC derivative contracts with a particular counterparty. Collateral, both pledged by and for the benefit of the fund, is held in a segregated account by a third-party agent and can be in the form of cash or debt securities issued by the U.S. government or related agencies. Securities posted as collateral by the fund are so noted in the accompanying Portfolio of Investments and remain in the fund’s net assets. As of December 31, 2009, securities valued at $248,000 had been posted by the fund for the benefit of counterparties and no collateral was pledged by counterparties for the benefit of the fund.

The fund’s maximum risk of loss from counterparty credit risk on OTC derivatives is the aggregate unrealized gain on appreciated contracts in excess of any collateral pledged by the counterparty for the benefit of the fund. In accordance with standard derivatives agreements, counterparties to OTC derivatives may be able to terminate derivative contracts prior to maturity in the event the fund fails to maintain sufficient asset coverage; its net assets decline by stated percentages; or it otherwise fails to meet the terms of its agreements, which would cause the fund to accelerate payment of any net liability owed to the counterparty under the contract.

NOTE 4 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Emerging Markets At December 31, 2009, approximately 90% of the fund’s net assets were invested, either directly or indirectly, in securities of companies located in emerging markets, securities issued by governments of emerging market countries, and/or securities denominated in or linked to the currencies of emerging market countries. Emerging market securities are often subject to greater price volatility, less liquidity, and higher rates of inflation than U.S. securities. In addition, emerging markets may be subject to greater political, economic and social uncertainty, and differing regulatory environments that may potentially impact the fund’s ability to buy or sell certain securities or repatriate proceeds to U.S. dollars.

Noninvestment-Grade Debt Securities At December 31, 2009, approximately 44% of the fund’s net assets were invested, either directly or through its investment in T. Rowe Price institutional funds, in noninvestment-grade debt securities, commonly referred to as “high yield” or “junk” bonds. The noninvestment-grade bond market may experience sudden and sharp price swings due to a variety of factors, including changes in economic forecasts, stock market activity, large sustained sales by major investors, a high-profile default, or a change in the market’s psychology. These events may decrease the ability of issuers to make principal and interest payments and adversely affect the liquidity or value, or both, of such securities.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Other Purchases and sales of portfolio securities other than short-term and U.S. government securities aggregated $1,321,674,000 and $365,223,000, respectively, for the year ended December 31, 2009. Purchases and sales of U.S. government securities aggregated $9,333,000 and $4,287,000, respectively, for the year ended December 31, 2009.

NOTE 5 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

The fund files U.S. federal, state, and local tax returns as required. The fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after filing of the tax return but could be longer in certain circumstances.

Reclassifications between income and gain relate primarily to the character of currency gains and losses. For the year ended December 31, 2009, the following reclassifications were recorded to reflect tax character; there was no impact on results of operations or net assets:

Distributions during the years ended December 31, 2009 and December 31, 2008 were characterized for tax purposes as follows:

At December 31, 2009, the tax-basis cost of investments and components of net assets were as follows:

The difference between book-basis and tax-basis net unrealized appreciation (depreciation) is attributable to the deferral of losses from wash sales and losses from certain derivative contracts for tax purposes. The fund intends to retain realized gains to the extent of available capital loss carryforwards. The fund’s unused capital loss carryforwards as of December 31, 2009, expire: $35,433,000 in fiscal 2016, and $12,549,000 in fiscal 2017. In accordance with federal income tax regulations applicable to investment companies, recognition of capital losses on certain transactions realized between November 1 and the fund’s year end is deferred for tax purposes until the subsequent year (post-October loss deferrals); however, such losses are recognized for financial reporting purposes in the year realized.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price International, Inc. (the manager), a wholly owned subsidiary of T. Rowe Price Associates, Inc. (Price Associates), which is wholly owned by T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.45% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.285% for assets in excess of $220 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At December 31, 2009, the effective annual group fee rate was 0.30%.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share price and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. For the year ended December 31, 2009, expenses incurred pursuant to these service agreements were $164,000 for Price Associates; $336,000 for T. Rowe Price Services, Inc.; and $42,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund is also one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Spectrum Funds (Spectrum Funds) and T. Rowe Price Retirement Funds (Retirement Funds) may invest. Neither the Spectrum Funds nor the Retirement Funds invest in the underlying Price funds for the purpose of exercising management or control. Pursuant to separate special servicing agreements, expenses associated with the operation of the Spectrum and Retirement Funds are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Spectrum and Retirement Funds, respectively. Expenses allocated under these agreements are reflected as shareholder servicing expenses in the accompanying financial statements. For the year ended December 31, 2009, the fund was allocated $354,000 of Spectrum Funds’ expenses and $596,000 of Retirement Funds’ expenses. Of these amounts, $642,000 related to services provided by Price. The amount payable at period-end pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. At December 31, 2009, approximately 15% of the outstanding shares of the fund were held by the Spectrum Funds and 45% were held by the Retirement Funds.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The T. Rowe Price Reserve Investment Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Investment Funds pay no investment management fees.

As of December 31, 2009, T. Rowe Price Group, Inc., and/or its wholly owned subsidiaries owned 119,458 shares of the fund, representing less than 1% of the fund’s net assets.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of T. Rowe Price International Funds, Inc. and
Shareholders of T. Rowe Price Emerging Markets Bond Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Emerging Markets Bond Fund (one of the portfolios comprising T. Rowe Price International Funds, Inc., hereafter referred to as the “Fund”) at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian and brokers, and confirmation of the underlying fund by correspondence with the transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
February 25, 2010

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Our Company” at the top of our corporate homepage. Then, when the next page appears, click on the words “Proxy Voting Policies” on the left side of the page.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Records” on the right side of the Proxy Voting Policies page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

ABOUT THE FUND’S DIRECTORS AND OFFICERS

Your fund is governed by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and other business affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of Board members are independent of T. Rowe Price Associates, Inc. (T. Rowe Price), and T. Rowe Price International, Inc. (T. Rowe Price International); “inside” or “interested” directors are employees or officers of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-225-5132.

Independent Directors

Name
(Year of Birth)	Principal Occupation(s) During Past Five Years and Directorships of
Year Elected*	Other Public Companies

William R. Brody, M.D., Ph.D.	President and Trustee, Salk Institute for Biological Studies (2009
(1944)	to present); Director, Novartis, Inc. (2009 to present); Director, IBM
2009	(2007 to present); President and Trustee, Johns Hopkins University
(1996 to 2009); Chairman of Executive Committee and Trustee,
Johns Hopkins Health System (1996 to 2009)

Jeremiah E. Casey	Director, National Life Insurance (2001 to 2005); Director, The Rouse
(1940)	Company, real estate developers (1990 to 2004)
2005

Anthony W. Deering	Chairman, Exeter Capital, LLC, a private investment firm (2004
(1945)	to present); Director, Under Armour (2008 to present); Director,
1991	Vornado Real Estate Investment Trust (2004 to present); Director,
Mercantile Bankshares (2002 to 2007); Member, Advisory Board,
Deutsche Bank North America (2004 to present); Director, Chairman of the Board, and Chief Executive Officer, The Rouse Company, real estate developers (1997 to 2004)

Donald W. Dick, Jr.	Principal, EuroCapital Advisors, LLC, an acquisition and manage-
(1943)	ment advisory firm (1995 to present)
1988

Karen N. Horn	Director, Eli Lilly and Company (1987 to present); Director, Simon
(1943)	Property Group (2004 to present); Director, Norfolk Southern (2008
2003	to present); Director, Georgia Pacific (2004 to 2005)

Theo C. Rodgers	President, A&R Development Corporation (1977 to present)
(1941)
2006

John G. Schreiber	Owner/President, Centaur Capital Partners, Inc., a real estate
(1946)	investment company (1991 to present); Partner, Blackstone Real
2001	Estate Advisors, L.P. (1992 to present)

Mark R. Tercek	President and Chief Executive Officer, The Nature Conservancy (2008
(1957)	to present); Managing Director, The Goldman Sachs Group, Inc.
2009	(1984 to 2008)

*Each independent director oversees 124 T. Rowe Price portfolios and serves until retirement, resignation, or election of a successor.

Inside Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) During Past Five Years and Directorships of
Portfolios Overseen]	Other Public Companies

Edward C. Bernard	Director and Vice President, T. Rowe Price; Vice Chairman of the
(1956)	Board, Director, and Vice President, T. Rowe Price Group, Inc.;
2006	Chairman of the Board, Director, and President, T. Rowe Price
[124]	Investment Services, Inc.; Chairman of the Board and Director,
T. Rowe Price Global Asset Management Limited, T. Rowe Price
Global Investment Services Limited, T. Rowe Price Retirement
Plan Services, Inc., T. Rowe Price Savings Bank, and T. Rowe Price
Services, Inc.; Director, T. Rowe Price International, Inc.; Chief
Executive Officer, Chairman of the Board, Director, and President,
T. Rowe Price Trust Company; Chairman of the Board, all funds

Brian C. Rogers, CFA, CIC	Chief Investment Officer, Director, and Vice President, T. Rowe Price;
(1955)	Chairman of the Board, Chief Investment Officer, Director, and Vice
2006	President, T. Rowe Price Group, Inc.; Vice President, T. Rowe Price
[69]	Trust Company

*Each inside director serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Position Held With International Funds	Principal Occupation(s)

Ulle Adamson, CFA (1979)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International, Inc.

Christopher D. Alderson (1962)	Chief Executive Officer, Director, and President,
President	T. Rowe Price International, Inc.; Vice President,
T. Rowe Price Global Investment Services
Limited and T. Rowe Price Group, Inc.

Jeffrey W. Arricale, CPA (1971)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

R. Scott Berg, CFA (1972)	Vice President, T. Rowe Price and T. Rowe Price
Executive Vice President	Group, Inc.

Mark C.J. Bickford-Smith (1962)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International, Inc.

Brian J. Brennan, CFA (1964)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Global Investment Services Limited, T. Rowe
Price Group, Inc., and T. Rowe Price Trust
Company

Jose Costa Buck (1972)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International, Inc.

Archibald A. Ciganer, CFA (1976)	Vice President, T. Rowe Price Global Investment
Vice President	Services Limited and T. Rowe Price Group, Inc.;
formerly Senior Associate, Corporate Finance
(Tokyo) (to 2005)

Richard N. Clattenburg, CFA (1979)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Global Investment Services Limited, and
T. Rowe Price Group, Inc.; formerly Financial
Analyst, Goldman Sachs (to 2005)

Michael J. Conelius, CFA (1964)	Vice President, T. Rowe Price, T. Rowe Price
Executive Vice President	Global Investment Services Limited, T. Rowe
Price Group, Inc., T. Rowe Price International,
Inc., and T. Rowe Price Trust Company

Richard de los Reyes (1975)	Vice President, T. Rowe Price and T. Rowe
Vice President	Price Group, Inc.; formerly Analyst, Soros Fund
Management (to 2006)

Mark J.T. Edwards (1957)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International, Inc.

Henry M. Ellenbogen (1973)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Roger L. Fiery III, CPA (1959)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., T. Rowe Price International, Inc.,
and T. Rowe Price Trust Company

May Foo, CFA (1977)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International, Inc.

Robert N. Gensler (1957)	Vice President, T. Rowe Price, T. Rowe Price
Executive Vice President	Global Investment Services Limited, T. Rowe
Price Group, Inc., and T. Rowe Price
International, Inc.

John R. Gilner (1961)	Chief Compliance Officer and Vice President,
Chief Compliance Officer	T. Rowe Price; Vice President, T. Rowe Price
Group, Inc., and T. Rowe Price Investment
Services, Inc.

Gregory S. Golczewski (1966)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Trust Company

Benjamin Griffiths, CFA (1977)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International, Inc.; formerly
Investment Manager, Baillie Gifford (to 2006)

M. Campbell Gunn (1956)	Vice President, T. Rowe Price Global Investment
Executive Vice President	Services Limited, T. Rowe Price Group, Inc., and
T. Rowe Price International, Inc.

Gregory K. Hinkle, CPA (1958)	Vice President, T. Rowe Price, T. Rowe Price
Treasurer	Group, Inc., and T. Rowe Price Trust Company;
formerly Partner, PricewaterhouseCoopers, LLP
(to 2007)

Susan L. Innes, CFA (1976)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International, Inc.

Kris H. Jenner, M.D., D.Phil. (1962)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Global Investment Services Limited, and
T. Rowe Price Group, Inc.

Ian D. Kelson (1956)	Vice President, T. Rowe Price, T. Rowe
Executive Vice President	Price Global Investment Services Limited,
T. Rowe Price Group, Inc., and T. Rowe Price
International, Inc.

Lillian Yan Li, CFA (1979)	Vice President, T. Rowe Price International, Inc.;
Vice President	formerly Analyst, Deutsche Bank (Hong Kong)
(to 2007)

John D. Linehan, CFA (1965)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Patricia B. Lippert (1953)	Assistant Vice President, T. Rowe Price and
Secretary	T. Rowe Price Investment Services, Inc.

Anh Lu (1968)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International, Inc.

Sebastien Mallet (1974)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International, Inc.; formerly
student, London Business School (to 2005)

Susanta Mazumdar (1968)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International, Inc.

Inigo Mijangos (1975)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International, Inc.; formerly
Analyst, Kepler Equities (to 2005)

Raymond A. Mills, Ph.D., CFA (1960)	Vice President, T. Rowe Price, T. Rowe Price
Executive Vice President	Group, Inc., T. Rowe Price International, Inc.,
and T. Rowe Price Trust Company

Philip A. Nestico (1976)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Hwee Jan Ng, CFA (1966)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International, Inc.; formerly Vice
President of Equity Research, Merrill Lynch
Investment Managers (Singapore) (to 2005)

Sridhar Nishtala (1975)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International, Inc.

Charles M. Ober, CFA (1950)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

David Oestreicher (1967)	Director and Vice President, T. Rowe Price
Vice President	Investment Services, Inc., T. Rowe Price Trust
Company, and T. Rowe Price Services, Inc.; Vice
President, T. Rowe Price, T. Rowe Price Global
Asset Management Limited, T. Rowe Price
Global Investment Services Limited, T. Rowe
Price Group, Inc., T. Rowe Price International,
Inc., and T. Rowe Price Retirement Plan
Services, Inc.

Hiroaki Owaki, CFA (1962)	Vice President, T. Rowe Price Global Investment
Vice President	Services Limited and T. Rowe Price Group, Inc.

Gonzalo Pángaro, CFA (1968)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International, Inc.

Austin Powell, CFA (1969)	Vice President, T. Rowe Price Global Investment
Vice President	Services Limited and T. Rowe Price Group, Inc.

Frederick A. Rizzo (1969)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International, Inc.; formerly
Analyst, F&C Asset Management (London)
(to 2006); Senior Equity Analyst, Citigroup
(London) (to 2004)

Joseph Rohm (1966)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International, Inc.; formerly Equity
Analyst, Insight Investment (to 2005)

Christopher J. Rothery (1963)	Vice President, T. Rowe Price Global Investment
Vice President	Services Limited, T. Rowe Price Group, Inc., and
T. Rowe Price International, Inc.

Jeffrey Rottinghaus, CPA (1970)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Global Investment Services Limited, and
T. Rowe Price Group, Inc.

Federico Santilli, CFA (1974)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International, Inc.

Deborah D. Seidel (1962)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Investment Services, Inc., and T. Rowe Price
Services, Inc.

Francisco Sersale (1980)	Employee, T. Rowe Price; formerly Investment
Vice President	Analyst, Explorador Capital Management, LLC
(to 2005)

Robert W. Sharps, CFA, CPA (1971)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

John C.A. Sherman (1969)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International, Inc.

Robert W. Smith (1961)	Vice President, T. Rowe Price, T. Rowe Price
Executive Vice President	Group, Inc., and T. Rowe Price Trust Company

Jonty Starbuck, Ph.D. (1975)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International, Inc.

Miki Takeyama (1970)	Vice President, T. Rowe Price Global Investment
Vice President	Services Limited and T. Rowe Price Group, Inc.

Dean Tenerelli (1964)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International, Inc.

Justin Thomson (1968)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International, Inc.

Mitchell J.K. Todd (1974)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International, Inc.

Verena E. Wachnitz, CFA (1978)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International, Inc.

Julie L. Waples (1970)	Vice President, T. Rowe Price
Vice President

Hiroshi Watanabe, CFA (1975)	Vice President, T. Rowe Price Global Investment
Vice President	Services Limited and T. Rowe Price Group, Inc.;
formerly Deputy Director, Space Industry Office,
Manufacturing Industries Bureau (to 2006);
Assistant Manager, Gas Safety Division, Nuclear
and Industrial Safety Agency (to 2003)

Christopher S. Whitehouse (1972)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International, Inc.; formerly
Telecoms Analyst and Fund Manager, Deutsche
Asset Management (to 2005)

Clive M. Williams (1966)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International, Inc.

Ernest C. Yeung, CFA (1979)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International, Inc.

Alison Mei Ling Yip (1966)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International, Inc.; formerly
Analyst, Credit Suisse First Boston (to 2006)

Christopher Yip, CFA (1975)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International, Inc.

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for
at least five years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. Anthony W. Deering qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Deering is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

    (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $1,879,000 and $1,922,000, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price International Funds, Inc.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	February 25, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	February 25, 2010

By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date	February 25, 2010